Exhibit 31.04
ELECTRONIC ARTS INC.
Certification of Chief Executive Officer
Pursuant to Rule 13a-14(a) of the Exchange Act
As Adopted Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

I, Blake Jorgensen, certify that:

1.    I have reviewed this Annual Report on Form 10-K/A of Electronic Arts Inc.; and

2.    Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated:	October 3, 2014	By:	/s/ Blake Jorgensen
Blake Jorgensen
Executive Vice President, Chief Financial Officer